Exhibit 99.1

— — — — — —	JDA Software Group, Inc. NEWS RELEASE	Contact Information at End of Release

JDA Software Announces Second Quarter 2012 Results

Second Quarter Revenue Increases Over Prior-Year Period in Each Business

Company Completes Restatement and is Current With its Filings

Company Provides Outlook for Full Year 2012

Scottsdale, Ariz. — August 6, 2012 — JDA® Software Group, Inc. (NASDAQ: JDAS), The Supply Chain Company®, today announced financial results for the second quarter ended June 30, 2012. JDA reported second quarter revenue of $168.8 million, a 2 percent increase from the $165.5 million of revenue reported in the second quarter 2011. Adjusted EBITDA increased to $44.2 million in the second quarter 2012 from $42.3 million in the second quarter of 2011. JDA also reported adjusted non-GAAP earnings per share for the second quarter 2012 increased to $0.54, from $0.51 per share reported in the second quarter 2011. Adjusted non-GAAP earnings exclude amortization of acquired software technology and intangibles, restructuring charges, stock-based compensation and costs related to the revenue recognition investigation and restatement. GAAP net income attributable to common shareholders for second quarter 2012 was $10.6 million or $0.25 per diluted share, compared to $12.7 million or $0.30 per share in second quarter 2011.

“In the first half of 2012, JDA generated excellent cash flow and we delivered improved license growth in the second quarter – two factors that are key to the momentum we expect to continue to build in the second half of the year,” said JDA Software President and Chief Executive Officer Hamish Brewer. “Importantly, we are also focused on creating sustainable, long-term growth by broadening JDA’s platform of customer solutions, including by launching a new product offering in the retail sector and expanding options with our cloud services.”

Software and Subscription

Software and subscription revenue increased 5 percent to $35.8 million in the second quarter 2012 from $34.1 million in the second quarter 2011, and increased 22 percent sequentially from $29.4 million in the first quarter 2012. The increase was primarily due to stronger sales in the company’s North America and Asia Pacific regions. JDA closed 57 software deals, including 11 deals in excess of $1 million in the second quarter, compared to 68 deals, including 10 over $1 million, in the prior year period. Additionally, the average sales price for the trailing 12 months ended June 30, 2012 increased to $775,000 from $691,000 for the trailing 12 months ended June 30, 2011, and $741,000 in the first quarter 2012.

Maintenance and Support Services

Maintenance revenue increased 1 percent to $66.8 million in the second quarter 2012 from $66.1 million in the second quarter 2011. This increase was due to a continued strong retention rate of 95.9 percent and the high level of attachment of maintenance contracts to new license deals. Maintenance gross margins also improved to 78.4 percent in the second quarter 2012 from 77.7 percent in the second quarter 2011.

JDA Software Announces Second Quarter 2012 Results

Consulting Services

Consulting services revenue increased 1 percent to $66.1 million in the second quarter 2012 from $65.3 million in the second quarter 2011. Consulting services gross margins improved to 21.6 percent in the second quarter 2012 compared to 17.8 percent in the second quarter 2011 due to an increase in average billing rates and a decrease in non-billable hours. Sequentially, consulting gross margins decreased slightly from 22.1 percent in the first quarter 2012.

Other Financial Data

•

Operating expenses as a percent of revenue continue to show a disciplined cost management focus. Product development expenses as a percent of revenue improved to 11.1 percent in the second quarter 2012 compared to 11.9 percent in the second quarter 2011, and 11.8 percent in the first quarter 2012. Sales and marketing expenses as a percent of revenue improved to 14.5 percent in the second quarter 2012 from 15.3 percent in the second quarter 2011, and 15.3 percent in the first quarter 2012. General and administrative expenses as a percent of revenue increased to 14.5 percent in the second quarter 2012 compared to 9.9 percent in the second quarter 2011, and improved sequentially from 15.3 percent in the first quarter 2012.

•

Costs associated with the revenue recognition investigation and restatement were $5.2 million in the first quarter of 2012 and $5.5 million in the second quarter of 2012, of which $3.6 million and $4.7 million was unpaid at the end of each quarter, respectively. These costs are included in General and administrative expenses.

•	Cash flow provided by operations was $29 million in the second quarter 2012 compared to $34 million in the second quarter 2011 and $49 million in the first quarter 2012.

•

Cash and cash equivalents, including restricted cash, increased to $366 million at June 30, 2012, from $295 million at December 31, 2011. The Company’s cash position, net of debt, at June 30, 2012 was $93 million.

Second Quarter 2012 Highlights

The following presents a high-level summary of JDA’s regional software sales performance:

•

JDA reported $26.0 million in software license and subscription revenues in its Americas region during the second quarter 2012, increasing from $22.4 million in the second quarter 2011. Companies signing new software licenses in second quarter 2012 include: Ace Hardware Corporation, CVS Corporation, Easy and O’Reilly Automotive/Ozark Auto.

•

Software license and subscription revenues in the Europe, Middle East and Africa (EMEA) region was $4.5 million in the second quarter 2012 compared to $8.6 million in the second quarter 2011. Pick n Pay was among the customers from the region signing new software licenses during the quarter.

•

JDA’s Asia-Pacific region software license and subscription revenues increased to $5.3 million in the second quarter 2012 compared to $3.1 million in the second quarter 2011. Wins in this region include: Coles Supermarkets, Philip Morris Japan K.K. and Wipro Consumer Care and Lighting Division.

Six Months Ended June 30, 2012 Results

•

Revenue for the six months ended June 30, 2012 decreased less than 1 percent to $331 million from $333 million for the six months ended June 30, 2011. Adjusted EBITDA decreased slightly to $83 million for the first six months of June 30, 2012 from $84 million in the first six months of 2011.

•

Adjusted non-GAAP earnings per share for the six months ended June 30, 2012 was $0.98 compared to $1.02 per share for the six months ended June 30, 2011. Adjusted non-GAAP earnings exclude amortization of acquired software technology and intangibles, restructuring charges, stock-based compensation and costs related to the revenue recognition investigation and restatement. Adjusted non-GAAP earnings for the six months ended June 30, 2011 also exclude a $37.5 million pre-tax credit associated with the favorable settlement of the patent infringement litigation.

JDA Software Announces Second Quarter 2012 Results

•

The GAAP net income applicable to common shareholders for the six months ended June 30, 2012 was $15 million or $0.36 per share, compared to net income of $61 million or $1.43 per share for the six months ended June 30, 2011.

•

Cash flow from operations was $78 million for the six months ended June 30, 2012 compared to cash flow from operations of $93 million for the six months ended June 30, 2011. Excluding the $37.5 million received from a patent litigation settlement in the first half of 2011, operating cash flow increased due to improvements in working capital.

2012 Full Year Outlook

JDA today also announced its financial outlook for the full year 2012. The full year 2012 outlook includes the following ranges of expectations:

Software revenue	$140 million - $150 million
Maintenance revenue	Approximately $270 million
Consulting revenue	$265 million - $270 million
Total revenue	$675 million - $690 million

Adjusted EBITDA	$175 million - $185 million
Adjusted earnings per share	$2.05 - $2.20

Adjusted EBITDA represents GAAP net income adjusted for amortization of intangibles, depreciation, interest expense, income tax provision, restructuring charges, share-based compensation, interest income and other significant non-routine operating and non-operating income and expense items. Adjusted earnings per share represents GAAP income before income taxes adjusted for amortization of intangibles, restructuring charges, share-based compensation and an adjusted income tax provision. Additionally, adjusted EBITDA and adjusted earnings per share exclude the costs associated with the revenue recognition investigation and restatement, which are expected to be approximately $17 million in 2012.

Additionally, JDA provided the following outlook for full year cash flow expectations:

Adjusted cash flow from operations	$130 million - $140 million
Less capital expenditures	Approximately $20 million
Adjusted Free cash flow	$110 million -$120 million

Adjusted cash flow from operations and adjusted free cash flow exclude the payments associated with the revenue recognition investigation and restatement.

Completion of Revenue Recognition Internal Investigation and Restatement of Financial Statements

Separately, today JDA filed its Annual Report on Form 10-K for the year ended December 31, 2011 containing restated selected financial data for the years 2007 through 2010, restated full financial statements and related information for the years 2009 and 2010, restated quarterly unaudited financial information for each quarter of 2010 and the first three quarters of 2011, and full financial statements for 2011. In addition, the company filed its Quarterly Reports on Form 10-Q for the first and second fiscal quarters of 2012. These reports contain unaudited quarterly information for the interim periods ended March 31, 2012 and June 30, 2012 and restated unaudited quarterly information for the corresponding interim periods in 2011. The restated results reflect a change in the timing of recorded revenue over the indicated periods. The internal investigation led by our Audit Committee found no indication of fraud or intentional wrongdoing. Additionally, the internal investigation did not reveal any issues with the existence of the recorded revenue or any impact to actual cash received or reported cash balances as of December 31, 2011, 2010 and 2009. With these filings, JDA believes it is in compliance with applicable requirements.

JDA Software Announces Second Quarter 2012 Results

Investor and Financial Analyst Meeting Scheduled

The Company has scheduled an Investor and Financial Analyst Meeting for Tuesday, Sept. 18 in New York City. During this meeting, members of JDA’s executive leadership team will discuss the Company’s growth initiatives and key elements of its business, including global license sales, global services, retail and manufacturing license sales and cloud services. Registration information is available at http://info.jda.com/forms/Financial-Analyst-Meeting.

Conference Call Information

JDA Software Group, Inc. will host a conference call at 5:00 p.m. Eastern time today to discuss earnings results for its second quarter ended June 30, 2012. To participate in the call, dial 1-877-941-4774 (United States) or 1-480-629-9760 (International) and ask the operator for the “JDA Software Group, Inc. Second Quarter 2012 Earnings Conference Call.” A live audio webcast of the conference call and detailed slide deck can be accessed by logging onto www.jda.com in the Investor Relations section.

A replay of the conference call will begin on August 6, 2012 at 8:00 p.m. Eastern time and will end on September 3, 2012. Callers can access the replay by dialing 1-877-870-5176 (United States) or 1-858-384-5517 (International), and using the PIN number 4553721. To hear a replay of the call over the Internet, access JDA’s website at www.jda.com.

About JDA Software Group

JDA® Software Group, Inc. (NASDAQ: JDAS), The Supply Chain Company®, is the leading provider of innovative supply chain management, merchandising and pricing excellence solutions worldwide. JDA empowers more than 6,000 companies of all sizes to make optimal decisions that improve profitability and achieve real results in the manufacturing, wholesale distribution, transportation, retail and services industries. With an integrated solutions offering that spans the entire supply chain from materials to the consumer, JDA leverages the powerful heritage and knowledge capital of acquired market leaders including i2 Technologies®, Manugistics®, E3®, Intactix® and Arthur®. JDA’s robust services offering, including complete solution lifecycle management via JDA Cloud Services, provides customers with leading-edge industry practices and supply chain expertise, lower total cost of ownership, long-term business value, and 24/7 functional and technical support. To learn more, visit jda.com or email info@jda.com.

JDA Investor Relations Contact:

Mike Burnett, GVP, Treasury and Investor Relations

mike.burnett@jda.com

480-308-3392

JDA Corporate Communications Contact:

Beth Elkin, Vice President, Marketing and Corporate Communications

beth.elkin@jda.com

469-357-4225

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

Q1 2012 FINANCIAL RESULTS

CONSOLIDATED STATEMENT OF OPERATIONS

($ in thousands, except per share data, unaudited)

	Three Months Ended March 31,				% Increase (Decrease)
	2012	% of Revenues	2011	% of Revenues
REVENUES:
Software licenses	$25,393	16%	$35,644	21%	-29%
Subscriptions and other recurring revenues	4,032	2%	4,994	3%	-19%
Maintenance services	66,713	41%	64,782	39%	3%

Product revenues	96,138	59%	105,420	63%	-9%

Consulting services	60,489	37%	57,378	34%	5%
Reimbursed expenses	5,559	3%	4,720	3%	18%

Services revenue	66,048	41%	62,098	37%	6%

Total Revenues	162,186	100%	167,518	100%	-3%

COST OF REVENUES:
Cost of software licenses	908	1%	949	1%	-4%
Amortization of acquired software technology	1,702	1%	1,834	1%	-7%
Cost of maintenance services	13,922	9%	13,986	8%	0%

Cost of product revenues	16,532	10%	16,769	10%	-1%

Cost of consulting services	45,902	28%	46,301	28%	-1%
Reimbursed expenses	5,559	3%	4,720	3%	18%

Cost of service revenue	51,461	32%	51,021	30%	1%

Total Cost of Revenues	67,993	42%	67,790	40%	0%

GROSS PROFIT	94,193	58%	99,728	60%	-6%

OPERATING EXPENSES:
Product development	19,120	12%	20,092	12%	-5%
Sales and marketing	24,886	15%	26,240	16%	-5%
General and administrative	24,819	15%	22,359	13%	11%
Amortization of intangibles	9,530	6%	9,718	6%	-2%
Restructuring charges	2,219	1%	542	0%	309%
Litigation settlement	—	0%	(37,500)	-22%	N	M

Total Operating Expenses	80,574	50%	41,451	25%	94%

OPERATING INCOME	13,619	8%	58,277	35%	-77%
Interest expense and amortization of loan fees	6,417	4%	6,211	4%	3%
Interest income and other, net	(292)	0%	(1,233)	-1%	N	M

INCOME BEFORE INCOME TAXES	7,494	5%	53,299	32%	-86%
Income tax provision	2,795	2%	5,186	3%	-46%

NET INCOME	$4,699	3%	$48,113	29%	-90%

EARNINGS PER SHARE:
Basic	$0.11		$1.14		-90%
Diluted	$0.11		$1.13		-90%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	42,758		42,133		1%
Diluted	42,900		42,607		1%

Note: Subtotals may not add due to rounding.

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

Q2 2012 FINANCIAL RESULTS

CONSOLIDATED STATEMENT OF OPERATIONS

($ in thousands, except per share data, unaudited)

	Three Months Ended June 30,				% Increase (Decrease)
	2012	% of Revenues	2011	% of Revenues
REVENUES:
Software licenses	$32,040	19%	$30,221	18%	6%
Subscriptions and other recurring revenues	3,754	2%	3,850	2%	-2%
Maintenance services	66,815	40%	66,131	40%	1%

Product revenues	102,609	61%	100,202	61%	2%

Consulting services	60,273	36%	58,808	36%	2%
Reimbursed expenses	5,875	3%	6,512	4%	-10%

Services revenue	66,148	39%	65,320	39%	1%

Total Revenues	168,757	100%	165,522	100%	2%

COST OF REVENUES:
Cost of software licenses	1,527	1%	1,181	1%	29%
Amortization of acquired software technology	1,703	1%	1,833	1%	-7%
Cost of maintenance services	14,412	9%	14,736	9%	-2%

Cost of product revenues	17,642	10%	17,750	11%	-1%

Cost of consulting services	46,003	27%	47,209	29%	-3%
Reimbursed expenses	5,875	3%	6,512	4%	-10%

Cost of service revenue	51,878	31%	53,721	32%	-3%

Total Cost of Revenues	69,520	41%	71,471	43%	-3%

GROSS PROFIT	99,237	59%	94,051	57%	6%

OPERATING EXPENSES:
Product development	18,684	11%	19,762	12%	-5%
Sales and marketing	24,481	15%	25,364	15%	-3%
General and administrative	24,526	15%	16,314	10%	50%
Amortization of intangibles	9,530	6%	9,592	6%	-1%
Restructuring charges	224	0%	(31)	0%	N	M

Total Operating Expenses	77,445	46%	71,001	43%	9%

OPERATING INCOME	21,792	13%	23,050	14%	-5%
Interest expense and amortization of loan fees	6,537	4%	6,439	4%	2%
Interest income and other, net	(1,647)	-1%	(767)	0%	N	M

INCOME BEFORE INCOME TAXES	16,902	10%	17,378	10%	-3%
Income tax provision	6,297	4%	4,665	3%	35%

NET INCOME	$10,605	6%	$12,713	8%	-17%

EARNINGS PER SHARE:
Basic	$0.25		$0.30		-17%
Diluted	$0.25		$0.30		-17%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	42,804		42,354		1%
Diluted	42,933		42,740		0%

Note: Subtotals may not add due to rounding.

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

YTD Q2 2012 FINANCIAL RESULTS

CONSOLIDATED STATEMENT OF OPERATIONS

($ in thousands, except per share data, unaudited)

	Six Months Ended June 30,				% Increase (Decrease)
	2012	% of Revenues	2011	% of Revenues
REVENUES:
Software licenses	$57,433	17%	$65,865	20%	-13%
Subscriptions and other recurring revenues	7,786	2%	8,844	3%	-12%
Maintenance services	133,528	40%	130,913	39%	2%

Product revenues	198,747	60%	205,622	62%	-3%

Consulting services	120,762	36%	116,186	35%	4%
Reimbursed expenses	11,434	3%	11,232	3%	2%

Services revenue	132,196	40%	127,418	38%	4%

Total Revenues	330,943	100%	333,040	100%	-1%

COST OF REVENUES:
Cost of software licenses	2,435	1%	2,130	1%	14%
Amortization of acquired software technology	3,405	1%	3,667	1%	-7%
Cost of maintenance services	28,334	9%	28,722	9%	-1%

Cost of product revenues	34,174	10%	34,519	10%	-1%

Cost of consulting services	91,905	28%	93,510	28%	-2%
Reimbursed expenses	11,434	3%	11,232	3%	2%

Cost of service revenue	103,339	31%	104,742	31%	-1%

Total Cost of Revenues	137,513	42%	139,261	42%	-1%

GROSS PROFIT	193,430	58%	193,779	58%	0%

OPERATING EXPENSES:
Product development	37,804	11%	39,854	12%	-5%
Sales and marketing	49,367	15%	51,604	15%	-4%
General and administrative	49,345	15%	38,673	12%	28%
Amortization of intangibles	19,060	6%	19,310	6%	-1%
Restructuring charges	2,443	1%	511	0%	378%
Litigation settlement	—	0%	(37,500)	-11%	N	M

Total Operating Expenses	158,019	48%	112,452	34%	41%

OPERATING INCOME	35,411	11%	81,327	24%	-56%
Interest expense and amortization of loan fees	12,954	4%	12,650	4%	2%
Interest income and other, net	(1,939)	-1%	(2,000)	-1%	N	M

INCOME BEFORE INCOME TAXES	24,396	7%	70,677	21%	-65%
Income tax provision	9,092	3%	9,851	3%	-8%

NET INCOME	$15,304	5%	$60,826	18%	-75%

EARNINGS PER SHARE:
Basic	$0.36		$1.44		-75%
Diluted	$0.36		$1.43		-75%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	42,781		42,244		1%
Diluted	42,911		42,674		1%

Note: Subtotals may not add due to rounding.

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

Q1 2012 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in thousands, except per share data, unaudited)

	Three Months Ended March 31,						% Increase (Decrease)
	2012 GAAP	Adj.	2012 Non-GAAP	2011 GAAP	Adj.	201 1 Non-GAAP	Non-GAAP
TOTAL COST OF REVENUES	$67,993	$(2,332)	$65,661	$67,790	$(2,665)	$65,125	1%
Stock-based compensation:
Cost of maintenance services	13,922	(172)	13,750	13,986	(167)	13,819
Cost of consulting services	45,902	(458)	45,444	46,301	(664)	45,637

Amortization:
Amortization of acquired software technology	1,702	(1,702)	—	1,834	(1,834)	—

TOTAL OPERATING EXPENSES	$80,574	$(19,244)	$61,330	$41,451	$22,498	$63,949	-4%
Stock-based compensation:
Product development	19,120	(456)	18,664	20,092	(692)	19,400
Sales and marketing	24,886	(713)	24,173	26,240	(1,441)	24,799
General and administrative	24,819	(1,090)	23,729	22,359	(2,609)	19,750

Amortization of intangibles	9,530	(9,530)	—	9,718	(9,718)	—
Restructuring charges	2,219	(2,219)	—	542	(542)	—
Investigation and restatement costs (2)	5,236	(5,236)	—	—	—	—
Litigation settlement	—	—	—	(37,500)	37,500	—

OPERATING INCOME	$13,619	$21,576	$35,195	$58,277	$(19,833)	$38,444	-8%

OPERATING MARGIN %	8%		22%	35%		23%	-1%

INCOME TAX EFFECTS (3)	$2,795	$7,380	$10,175	$5,186	$6,527	$11,713	-13%

NET INCOME	$4,699		$18,895	$48,113		$21,753	-13%

DILUTED EARNINGS PER SHARE	$0.11		$0.44	$1.13		$0.51	-14%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	42,900		42,900	42,607		42,607	1%

	2012 Non-Adjusted	Adj.	2012 Adjusted	2011 Non-Adjusted	Adj.	2011 Adjusted
Net income	$4,699			$48,113
Income tax provision	2,795			5,186
Interest expense and amortization of loan fees	6,417			6,211
Amortization of acquired software technology	1,702			1,834
Amortization of intangibles	9,530			9,718
Depreciation	3,668			3,364

EBITDA	$28,811			$74,426

Restructuring charges		$2,219			$542
Stock-based compensation		2,889			5,573
Interest income and other, net		(292)			(1,233)
Investigation and restatement costs		5,236			—
Litigation settlement		—			(37,500)

EBITDA	$28,811	$10,052	$38,863	$74,426	$(32,618)	$41,808	-7%

EBITDA MARGIN %	18%		24%	44%		25%

(1)

This presentation includes Non-GAAP measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP. Management’s presentation of non-GAAP financial measures is intended to be supplemental in nature and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures.

(2)	Investigation and restatement costs are included in the General and administrative line on the Consolidated Statement of Operations

(3)	Non-GAAP income tax effect calculated by using the Federal statutory rate of 35%.

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

Q2 2012 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in thousands, except per share data, unaudited)

	Three Months Ended June 30,						% Increase (Decrease)
	2012 GAAP	Adj.	2012 Non-GAAP	2011 GAAP	Adj.	201 1 Non-GAAP	Non-GAAP
TOTAL COST OF REVENUES	$69,520	$(2,030)	$67,490	$71,471	$(2,526)	$68,945	-2%
Stock-based compensation:
Cost of maintenance services	14,412	(111)	14,301	14,736	(174)	14,562
Cost of consulting services	46,003	(216)	45,787	47,209	(519)	46,690
Amortization:
Amortization of acquired software technology	1,703	(1,703)	—	1,833	(1,833)	—

TOTAL OPERATING EXPENSES	$77,445	$(16,601)	$60,844	$71,001	$(13,350)	$57,651	6%
Stock-based compensation:
Product development	18,684	(75)	18,609	19,762	(544)	19,218
Sales and marketing	24,481	(385)	24,096	25,364	(1,419)	23,945
General and administrative	24,526	(888)	23,638	16,314	(1,826)	14,488

Amortization of intangibles	9,530	(9,530)	—	9,592	(9,592)	—
Restructuring charges	224	(224)	—	(31)	31	—
Investigation and restatement costs (2)	5,499	(5,499)	—	—	—	—

OPERATING INCOME	$21,792	$18,631	$40,423	$23,050	$15,876	$38,926	4%

OPERATING MARGIN %	13%		24%	14%		24%	0%

INCOME TAX EFFECTS (3)	$6,297	$6,140	$12,437	$4,665	$6,974	$11,639	7%

NET INCOME	$10,605		$23,096	$12,713		$21,615	7%

DILUTED EARNINGS PER SHARE	$0.25		$0.54	$0.30		$0.51	6%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	42,933		42,933	42,740		42,740	0%

	2012 Non-Adjusted	Adj.	2012 Adjusted	2011 Non-Adjusted	Adj.	2011 Adjusted
Net income	$10,605			$12,713
Income tax provision	6,297			4,665
Interest expense and amortization of loan fees	6,537			6,439
Amortization of acquired software technology	1,703			1,833
Amortization of intangibles	9,530			9,592
Depreciation	3,793			3,405

EBITDA	$38,465			$38,647
Restructuring charges		$224			$(31)
Stock-based compensation		1,675			4,482
Interest income and other, net		(1,647)			(767)
Investigation and restatement costs		5,499			—
EBITDA	$38,465	$5,751	$44,216	$38,647	$3,684	$42,331	4%

EBITDA MARGIN %	23%		26%	23%		26%

(1)

This presentation includes Non-GAAP measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP. Management’s presentation of non-GAAP financial measures is intended to be supplemental in nature and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures.

(2)	Investigation and restatement costs are included in the General and administrative line on the Consolidated Statement of Operations

(3)	Non-GAAP income tax effect calculated by using the Federal statutory rate of 35%.

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

YTD Q2 2012 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in thousands, except per share data, unaudited)

	Six Months Ended June 30,						% Increase (Decrease)
	2012 GAAP	Adj.	2012 Non-GAAP	2011 GAAP	Adj.	2011 Non-GAAP	Non-GAAP
TOTAL COST OF REVENUES	$137,513	$(4,363)	$133,150	$139,261	$(5,191)	$134,070	-1%
Stock-based compensation:
Cost of maintenance services	28,334	(283)	28,051	28,722	(341)	28,381
Cost of consulting services	91,905	(675)	91,230	93,510	(1,183)	92,327

Amortization:
Amortization of acquired software technology	3,405	(3,405)	—	3,667	(3,667)	—

TOTAL OPERATING EXPENSES	$158,019	$(35,844)	$122,175	$112,452	$9,148	$121,600	0%
Stock-based compensation:
Product development	37,804	(531)	37,273	39,854	(1,236)	38,618
Sales and marketing	49,367	(1,098)	48,269	51,604	(2,860)	48,744
General and administrative	49,345	(1,977)	47,368	38,673	(4,435)	34,238

Amortization of intangibles	19,060	(19,060)	—	19,310	(19,310)	—
Restructuring charges	2,443	(2,443)	—	511	(511)	—
Investigation and restatement costs (2)	10,735	(10,735)	—	—	—	—
Litigation settlement	—	—	—	(37,500)	37,500	—

OPERATING INCOME	$35,411	$40,207	$75,618	$81,327	$(3,957)	$77,370	-2%

OPERATING MARGIN %	11%		23%	24%		23%	0%

INCOME TAX EFFECTS (3)	$9,092	$13,519	$22,611	$9,851	$13,501	$23,352	-3%

NET INCOME	$15,304		$41,992	$60,826		$43,368	-3%

DILUTED EARNINGS PER SHARE	$0.36		$0.98	$1.43		$1.02	-4%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	42,911		42,911	42,674		42,674	1%

	2012 Non-Adjusted	Adj.	2012 Adjusted	2011 Non-Adjusted	Adj.	2011 Adjusted
Net income	$15,304			$60,826
Income tax provision	9,092			9,851
Interest expense and amortization of loan fees	12,954			12,650
Amortization of acquired software technology	3,405			3,667
Amortization of intangibles	19,060			19,310
Depreciation	7,461			6,769

EBITDA	$67,276			$113,073

Restructuring charges		$2,443			$511
Stock-based compensation		4,564			10,055
Interest income and other, net		(1,939)			(2,000)
Investigation and restatement costs		10,735			—
Litigation settlement		—			(37,500)

EBITDA	$67,276	$15,803	$83,079	$113,073	$(28,934)	$84,139	-1%

EBITDA MARGIN %	20%		25%	34%		25%

(1)

This presentation includes Non-GAAP measures. In evaluating the Company's performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP. Management's presentation of non-GAAP financial measures is intended to be supplemental in nature and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures.

(2)	Investigation and restatement costs are included in the General and administrative line on the Consolidated Statement of Operations

(3)	Non-GAAP income tax effect calculated by using the Federal statutory rate of 35%.

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

Q2 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands, unaudited)

	June 30, 2012	March 31, 2012	December 31, 2011
ASSETS

Current Assets:
Cash and cash equivalents	$362,430	$337,382	$285,512
Restricted cash	3,314	3,315	8,733
Accounts receivable, net	126,368	131,953	114,778
Deferred tax assets—current portion	36,540	33,412	32,063
Prepaid expenses and other current assets	24,240	27,117	24,584

Total Current Assets	552,892	533,179	465,670

Non-Current Assets:
Restricted cash	662	712	652
Property and equipment, net	52,831	52,158	52,541
Goodwill	231,377	231,377	231,377
Other intangibles, net	119,417	130,650	141,882
Deferred tax assets—long-term portion	248,796	256,344	258,271
Other non-current assets	19,668	20,491	20,565

Total Non-Current Assets	672,751	691,732	705,288

TOTAL ASSETS	$1,225,643	$1,224,911	$1,170,958

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$10,375	$8,378	$7,740
Accrued expenses and other liabilities	71,381	76,226	73,111
Deferred revenue—current portion	140,284	142,636	108,217

Total Current Liabilities	222,040	227,240	189,068

Non-Current Liabilities:
Long-term debt	273,484	273,347	273,210
Accrued exit and disposal obligations	3,130	3,595	3,926
Liability for uncertain tax positions	4,119	4,144	4,098
Deferred revenue—long-term portion	5,399	7,402	8,115
Other non-current liabilities	5,170	3,360	1,368

Total Non-Current Liabilities	291,302	291,848	290,717

TOTAL LIABILITIES	$513,342	$519,088	$479,785

Stockholders’ Equity:
Common stock	450	450	449
Additional paid-in capital	577,935	576,260	571,593
Retained earnings	169,855	159,250	154,551
Accumulated other comprehensive income	(2,360)	3,119	(2,454)
Treasury stock	(33,579)	(33,256)	(32,966)

Total Stockholders’ Equity	712,301	705,823	691,173

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,225,643	$1,224,911	$1,170,958

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

Q1 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

($ in thousands, unaudited)

	Three Months Ended March 31,
	2012	2011
Cash Flows From Operating Activities:
Net income	$4,699	$48,113
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,900	14,916
Provision for doubtful accounts	2	—
Amortization of loan fees	616	501
Net loss (gain) on disposal of property and equipment	(18)	(5)
Stock-based compensation	2,889	5,573
Deferred income taxes	579	4,591
Changes in assets and liabilities, net of effects from business acquisition:
Accounts receivable	(16,180)	(33,197)
Prepaid expenses and other assets	(2,871)	(6,528)
Accounts payable	466	(9,322)
Accrued expenses and other liabilities	8,122	2,594
Deferred revenue	35,662	31,980

Net cash provided by operating activities	$48,866	$59,216

Cash Flow From Investing Activities:
Change in restricted cash	5,358	458
Purchase of property and equipment	(3,000)	(2,997)
Proceeds from disposal of property and equipment	139	26

Net cash provided by (used in) investing activities	$2,497	$(2,513)

Cash Flow From Financing Activities:
Issuance of common stock—equity plans	1,780	2,678
Purchase of treasury stock and other, net	(290)	(3,222)
Debt issuance costs	—	(1,656)

Net cash provided by (used in) financing activities	$1,490	$(2,200)

Effect of exchange rates on cash and cash equivalents	(983)	1,059

Net increase in cash and cash equivalents	$51,870	$55,562

Cash and Cash Equivalents, Beginning of Period	$285,512	$171,618

Cash and Cash Equivalents, End of Period	$337,382	$227,180

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

Q2 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

($ in thousands, unaudited)

	Three Months Ended June 30,
	2012	2011
Cash Flows From Operating Activities:
Net income	$10,605	$12,713
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,026	14,830
Amortization of loan fees	617	607
Net loss (gain) on disposal of property and equipment	127	25
Stock-based compensation	1,675	4,482
Deferred income taxes	4,418	2,374
Changes in assets and liabilities, net of effects from business acquisition:
Accounts receivable	4,807	11,285
Prepaid expenses and other assets	2,957	1,750
Accounts payable	1,311	(2,579)
Accrued expenses and other liabilities	(6,928)	(9,554)
Deferred revenue	(5,757)	(2,035)

Net cash provided by operating activities	$28,858	$33,898

Cash Flow From Investing Activities:
Change in restricted cash	51	(2,714)
Purchase of property and equipment	(1,836)	(1,818)
Proceeds from disposal of property and equipment	216	24

Net cash used in investing activities	$(1,569)	$(4,508)

Cash Flow From Financing Activities:
Issuance of common stock—equity plans	—	820
Purchase of treasury stock and other, net	(323)	(1,305)
Conversion of warrants	—	671
Debt issuance costs	—	(45)

Net cash (used in) provided by financing activities	$(323)	$141

Effect of exchange rates on cash and cash equivalents	(1,918)	47

Net increase in cash and cash equivalents	$25,048	$29,578

Cash and Cash Equivalents, Beginning of Period	$337,382	$227,180

Cash and Cash Equivalents, End of Period	$362,430	$256,758

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

YTD Q2 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

($ in thousands, unaudited)

	Six Months Ended June 30,
	2012	2011
Cash Flows From Operating Activities:
Net income	$15,304	$60,826
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,926	29,746
Provision for doubtful accounts	2	—
Amortization of loan fees	1,233	1,108
Net loss (gain) on disposal of property and equipment	109	20
Stock-based compensation	4,564	10,055
Deferred income taxes	4,997	6,965
Changes in assets and liabilities, net of effects from business acquisition:
Accounts receivable	(11,373)	(21,912)
Prepaid expenses and other assets	86	(4,778)
Accounts payable	1,777	(11,901)
Accrued expenses and other liabilities	1,194	(6,960)
Deferred revenue	29,905	29,945

Net cash provided by operating activities	$77,724	$93,114

Cash Flow From Investing Activities:
Change in restricted cash	5,409	(2,256)
Purchase of property and equipment	(4,836)	(4,815)
Proceeds from disposal of property and equipment	355	50

Net cash provided by (used in) investing activities	$928	$(7,021)

Cash Flow From Financing Activities:
Issuance of common stock—equity plans	1,780	3,498
Purchase of treasury stock and other, net	(613)	(4,527)
Conversion of warrants	—	671
Debt issuance costs	—	(1,701)

Net cash provided by (used in) financing activities	$1,167	$(2,059)

Effect of exchange rates on cash and cash equivalents	(2,901)	1,106

Net increase in cash and cash equivalents	$76,918	$85,140

Cash and Cash Equivalents, Beginning of Period	$285,512	$171,618

Cash and Cash Equivalents, End of Period	$362,430	$256,758

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

Q2 2012 FINANCIAL RESULTS

SUPPLEMENTAL DATA

($ in thousands, unaudited)

	2011					2012
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	YTD TOTAL
REVENUES:
Software licenses	$35,644	$30,221	$34,726	$39,626	$140,217	$25,393	$32,040	$57,433
Subscriptions and other recurring revenues	4,994	3,850	3,738	4,181	16,763	4,032	3,754	7,786
Maintenance services	64,782	66,131	67,632	67,240	265,785	66,713	66,815	133,528

Product revenues	105,420	100,202	106,096	111,047	422,765	96,138	102,609	198,747

Consulting services	57,378	58,808	60,970	67,890	245,046	60,489	60,273	120,762
Reimbursed expenses	4,720	6,512	6,033	6,167	23,432	5,559	5,875	11,434

Services revenue	62,098	65,320	67,003	74,057	268,478	66,048	66,148	132,196

Total Revenues	$167,518	$165,522	$173,099	$185,104	$691,243	$162,186	$168,757	$330,943

AS REPORTED REVENUE GROWTH RATES:
Software licenses	89%	27%	100%	26%	53%	-29%	6%	-13%
Subscriptions and other recurring revenues	16%	-34%	-35%	-21%	-21%	-19%	-2%	-12%
Maintenance services	13%	9%	6%	4%	8%	3%	1%	2%
Product revenues	31%	11%	22%	10%	18%	-9%	2%	-3%

Consulting services	33%	9%	-3%	22%	14%	5%	2%	4%
Reimbursed expenses	66%	43%	-4%	0%	18%	18%	-10%	2%
Services revenue	35%	12%	-3%	20%	14%	6%	1%	4%
Total Revenues	33%	11%	11%	14%	16%	-3%	2%	-1%

SOFTWARE LICENSE AND SUBSCRIPTION REVENUES:
Americas	$24,214	$22,371	$29,387	$24,782	$100,754	$17,816	$25,971	$43,787
EMEA	11,927	8,619	7,358	14,414	42,318	9,603	4,536	14,139
ASPAC	4,497	3,081	1,719	4,611	13,908	2,006	5,287	7,293

Total Software Revenues	$40,638	$34,071	$38,464	$43,807	$156,980	$29,425	$35,794	$65,219

New sales	$6,096	$9,540	$7,693	$8,323	$31,652	$11,476	$3,221	$14,697
Install-base sales	34,542	24,531	30,771	35,484	125,328	17,949	32,573	50,522

Total Software Revenues	$40,638	$34,071	$38,464	$43,807	$156,980	$29,425	$35,794	$65,219

As % of Total
New sales	15%	28%	20%	19%	20%	39%	9%	22%
Install-base sales	85%	72%	80%	81%	80%	61%	91%	78%

Total Software Revenues	100%	100%	100%	100%	100%	100%	100%	100%

GROSS PROFIT MARGINS BY LINE OF BUSINESS (1)
Software	93.2%	91.2%	92.9%	93.8%	92.8%	91.1%	91.0%	91.0%
Maintenance	78.4%	77.7%	79.8%	79.9%	79.0%	79.1%	78.4%	78.8%
Services	17.8%	17.8%	24.6%	33.7%	23.9%	22.1%	21.6%	21.8%
Overall Gross Profit Margin	59.5%	56.8%	61.3%	64.7%	60.7%	58.1%	58.8%	58.4%

MISCELLANEOUS
Average sales price (ASP) (2)—TTM	$708	$691	$843	$802		$741	$775
Large deal count (greater than $1M) (2) —TTM	24	27	34	37		35	36
Maintenance Retention	98.5%	96.7%	95.7%	95.5%		97.2%	95.9%

FREE CASH FLOW (3)
GAAP Operating Cash Flow	$59,216	$33,898	$36,927	$(20,210)	$109,831	$48,866	$28,858	$77,724
Capital Expenditures	(2,997)	(1,818)	(2,810)	(11,819)	(19,444)	(3,000)	(1,836)	(4,836)

Free Cash Flow (4)	$56,219	$32,080	$34,117	$(32,029)	$90,387	$45,866	$27,022	$72,888

% Growth over prior year						-18%	-16%	-17%

Free Cash Flow	$56,219	$32,080	$34,117	$(32,029)	$90,387	$45,866	$27,022	$72,888
Litigation settlements	(37,500)	—	—	54,000	16,500	—	—	—
Investigation and restatement costs	—	—	—	—	—	5,236	5,499	10,735

Adjusted Free Cash Flow	$18,719	$32,080	$34,117	$21,971	$106,887	$51,102	$32,521	$83,623

(1)	Gross Profit Margins are calculated using line of business Revenue, less line of business Cost of Revenue, divided by line of business Revenue.

(2)	Trailing twelve months

(3)

This presentation includes Non-GAAP measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP. Management’s presentation of non-GAAP financial measures is intended to be supplemental in nature and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures.

(4)

Q1 2011 results included $37.5 million from favorable patent litigation settlement. Q4 2011 includes $54.0 million, net cash paid for the settlement with Dillard's. Q1 and Q2 2012 results include, $5.2 million and $5.5 million, respectively, of investigation and restatement costs.

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

QUARTERLY 2010 FINANCIAL RESULTS

CONSOLIDATED STATEMENT OF OPERATIONS

($ in thousands, except per share data, unaudited)

	2010
	Q1	Q2	Q3	Q4	Full Year

REVENUES:
Software licenses	$18,890	$23,839	$17,326	$31,435	$91,490
Subscriptions and other recurring revenues	4,287	5,806	5,758	5,292	21,143
Maintenance services	57,112	60,525	63,741	64,399	245,777

Product revenues	80,289	90,170	86,825	101,126	358,410

Consulting services	43,148	53,831	62,883	55,608	215,470
Reimbursed expenses	2,845	4,566	6,276	6,175	19,862

Services revenue	45,993	58,397	69,159	61,783	235,332

Total Revenues	126,282	148,567	155,984	162,909	593,742

COST OF REVENUES:
Cost of software licenses	1,008	909	1,103	1,236	4,256
Amortization of acquired software technology	1,576	1,803	1,833	1,835	7,047
Cost of maintenance services	12,347	13,973	12,932	13,286	52,538

Cost of product revenues	14,931	16,685	15,868	16,357	63,841

Cost of consulting services	36,432	43,396	45,786	45,429	171,043
Reimbursed expenses	2,845	4,566	6,276	6,175	19,862

Cost of service revenue	39,277	47,962	52,062	51,604	190,905

Total Cost of Revenues	54,208	64,647	67,930	67,961	254,746

GROSS PROFIT	72,074	83,920	88,054	94,948	338,996

OPERATING EXPENSES:
Product development	17,978	19,436	17,328	17,981	72,723
Sales and marketing	21,125	24,460	20,258	25,498	91,341
General and administrative	17,730	19,726	17,472	17,184	72,112
Amortization of intangibles	8,566	9,915	9,966	9,968	38,415
Restructuring charges	8,466	3,840	4,172	4,453	20,931
Acquisition-related charges	6,743	865	473	34	8,115
Litigation settlement	—	—	—	14,000	14,000

Total Operating Expenses	80,608	78,242	69,669	89,118	317,637

OPERATING INCOME	(8,534)	5,678	18,385	5,830	21,359
Interest expense and amortization of loan fees	6,086	6,182	6,169	6,321	24,758
Interest income and other, net	(1,189)	544	(378)	(455)	(1,478)

INCOME BEFORE INCOME TAXES	(13,431)	(1,048)	12,594	(36)	(1,921)
Income tax provision	(3,141)	(617)	3,731	(4,035)	(4,062)

NET INCOME	$(10,290)	$(431)	$8,863	$3,999	$2,141

EARNINGS PER SHARE:
Basic	$(0.26)	$(0.01)	$0.21	$0.10	$0.05
Diluted	$(0.26)	$(0.01)	$0.21	$0.09	$0.05
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	39,343	41,672	41,774	41,868	41,173
Diluted	39,343	42,265	42,234	42,280	41,710

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

QUARTERLY 2011 FINANCIAL RESULTS

CONSOLIDATED STATEMENT OF OPERATIONS

($ in thousands, except per share data, unaudited)

	2011
	Q1	Q2	Q3	Q4	Full Year

REVENUES:
Software licenses	$35,644	$30,221	$34,726	$39,626	$140,217
Subscriptions and other recurring revenues	4,994	3,850	3,738	4,181	16,763
Maintenance services	64,782	66,131	67,632	67,240	265,785

Product revenues	105,420	100,202	106,096	111,047	422,765

Consulting services	57,378	58,808	60,970	67,890	245,046
Reimbursed expenses	4,720	6,512	6,033	6,167	23,432

Services revenue	62,098	65,320	67,003	74,057	268,478

Total Revenues	167,518	165,522	173,099	185,104	691,243

COST OF REVENUES:
Cost of software licenses	949	1,181	1,009	1,019	4,158
Amortization of acquired software technology	1,834	1,833	1,726	1,702	7,095
Cost of maintenance services	13,986	14,736	13,654	13,515	55,891

Cost of product revenues	16,769	17,750	16,389	16,236	67,144

Cost of consulting services	46,301	47,209	44,505	42,962	180,977
Reimbursed expenses	4,720	6,512	6,033	6,167	23,432

Cost of service revenue	51,021	53,721	50,538	49,129	204,409

Total Cost of Revenues	67,790	71,471	66,927	65,365	271,553

GROSS PROFIT	99,728	94,051	106,172	119,739	419,690

OPERATING EXPENSES:
Product development	20,092	19,762	18,747	18,297	76,898
Sales and marketing	26,240	25,364	25,756	26,768	104,128
General and administrative	22,359	16,314	15,815	18,005	72,493
Amortization of intangibles	9,718	9,592	9,562	9,549	38,421
Restructuring charges	542	(31)	768	643	1,922
Litigation settlement	(37,500)	—	—	39,000	1,500

Total Operating Expenses	41,451	71,001	70,648	112,262	295,362

OPERATING INCOME	58,277	23,050	35,524	7,477	124,328
Interest expense and amortization of loan fees	6,211	6,439	6,435	6,415	25,500
Interest income and other, net	(1,233)	(767)	(641)	(1,150)	(3,791)

INCOME BEFORE INCOME TAXES	53,299	17,378	29,730	2,212	102,619
Income tax provision (benefit)	5,186	4,665	11,443	(1,363)	19,931

NET INCOME	$48,113	$12,713	$18,287	$3,575	$82,688

EARNINGS PER SHARE:
Basic	$1.14	$0.30	$0.43	$0.08	$1.95
Diluted	$1.13	$0.30	$0.43	$0.08	$1.93
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	42,133	42,354	42,511	42,644	42,412
Diluted	42,607	42,740	42,795	42,897	42,761

JDA Software Announces Second Quarter 2012 Results

JDA SOFTWARE GROUP, INC.

2012 GUIDANCE

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES

($ in millions except per share data, unaudited)

	Outlook for the Year Ending
	December 31, 2012
	Low	High
Net Income	$36	$41
Income tax provision	21	24
Interest expense and amortization of loan fees	26	26
Amortization of acquired software technology	7	7
Amortization of intangibles	38	38
Depreciation	15	15

EBITDA	$143	$151
Restructuring charges	2	2
Stock-based compensation	15	17
Interest income and other, net	(2)	(2)
Investigation and restatement costs	17	17

Adjusted EBITDA	$175	$185

Income Before Taxes	$57	$65
Amortization of acquired software technology	7	7
Amortization of intangibles	38	38
Restructuring charges	2	2
Stock-based compensation	15	17
Investigation and restatement costs	17	17

Adjusted Income Before Income Taxes	$136	$146
Adjusted Income Tax Expense	48	51

Adjusted Net Income	$88	$95

Adjusted Non-GAAP Diluted EPS	$2.05	$2.20

Shares used to compute non-GAAP diluted earnings per share	43	43

Note: Subtotals may not add due to rounding.

JDA Software Announces Second Quarter 2012 Results

“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “should,” “would,” “project,” “estimate,” “anticipate,” “intend,” “plan,” “will,” “can,” “may,” and “expect” and other words with forward-looking connotations. All forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in, or predicted by, any forward-looking statements. These factors and risks include, but are not limited to, financial, operational and legal risks and uncertainties detailed from time to time in the Company’s filings with the SEC. JDA is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Information

This press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP. Management’s presentation of non-GAAP financial measures is intended to be supplemental in nature and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures.

Use and Economic Substance of Non-GAAP Financial Measures Used by JDA

The Company uses non-GAAP measures of performance, including adjusted net income, EBITDA (earnings before interest, taxes, depreciation and amortization) and earnings per share, in its public statements. Management uses, and chooses to disclose, these non-GAAP financial measures because (i) such measures provide an additional analytical tool to clarify the Company’s results from operations and help the Company to identify underlying trends in its results of operations; (ii) the Company uses non-GAAP earnings measures, including EBITDA, as a measure of profitability because such measures help the Company compare its performance on a consistent basis across time periods; and (iii) these non-GAAP measures are employed by the Company’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting. The Company also internally uses adjusted EBITDA measures for determining (a) compliance with certain financial covenants in its credit agreement and (b) executive and employee compensation. Set forth below are additional reasons why specific items are excluded from the Company’s non-GAAP financial measures:

•

Amortization charges for acquired software technology are excluded because they result from prior acquisitions, rather than ongoing operations, and absent additional acquisitions, are expected to decline over time.

•

Amortization charges for other intangibles are excluded because they are non-cash expenses, and while tangible and intangible assets support our business, we do not believe the related amortization costs are directly attributable to the operating performance of our business.

•

Restructuring charges are significant non-routine expenses that cannot be predicted and typically relate to a change in our business model or to a change in our estimate of the costs to complete a plan to exit an activity of an acquired company. The exclusion of these charges promotes period-to-period comparisons and transparency. Such charges are primarily related to severance costs and/or the disposition of excess facilities driven by the changes to our business model.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•

Litigation settlement costs related to inherited i2 litigation and the investigation and restatement costs are significant non-routine expenses. Exclusion of these costs promotes period-to-period comparisons and transparency as we do not believe these costs are directly attributable to the operating performance of our business.

JDA Software Announces Second Quarter 2012 Results

Material Limitations (and Compensation thereof) Associated with the Use of Non-GAAP Financial Measures

Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company’s GAAP results. In the future, the Company expects to continue reporting non-GAAP financial measures excluding items described above and the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above. Accordingly, exclusion of these and other similar items in our non-GAAP presentation should not be construed as an inference that these costs are unusual, infrequent or non-recurring.

Some of the limitations in relying on non-GAAP financial measures are:

•

Amortization of acquired technology and intangibles, though not directly affecting our current cash position, represent the loss in value as the technology in our industry evolves, is advanced or is replaced over time. The expense associated with this loss in value is not included in the non-GAAP net income presentation and therefore does not reflect the full economic effect of the ongoing cost of maintaining our current technological position in our competitive industry which is addressed through our research and development program.

•

The Company may engage in acquisition transactions in the future. In addition, we incur other restructuring charges from time to time when necessary to adjust our business model. Restructuring related charges may therefore continue to be incurred and should not be viewed as non-recurring.

•	Stock-based compensation is an important component of our incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future.

•	Other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure.

We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial measures only supplementally. We also provide reconciliations of each non-GAAP financial measure to our most directly comparable GAAP measure, and we encourage investors to review carefully those reconciliations.

Usefulness of Non-GAAP Financial Measures to Investors

The Company believes that the presentation of these non-GAAP financial measures is warranted for several reasons. First, such non-GAAP financial measures provide investors and management an additional analytical tool for understanding the Company’s financial performance by excluding the impact of items which may obscure trends in the core operating performance of the business. Second, since the Company has historically reported non-GAAP results to the investment community, the Company believes the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare the Company’s performance across financial reporting periods.

JDA Software Group, Inc.

14400 N. 87th Street

Scottsdale, Ariz. 85260